SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 18, 2003
                Date of earliest event reported: August 14, 2003


                            DOV Pharmaceutical, Inc.
               (Exact name of registrant as specified in charter)


         Delaware                      000-49730                  22-3374365
(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                file number)           identification no.)


                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of principal executive offices) (Zip code)


                                 (201) 968-0980
              (Registrant's telephone number, including area code)

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Item 7.  Exhibits

(c)   Exhibits. The following exhibit is being furnished herewith:

Exhibit
Number      Title
-------     -----

99.1        Earnings press release dated August 14, 2003, issued by registrant

Items 9
and 12.     Regulation FD Disclosure; Results of Operations and Financial
            Condition

On August 14, 2003, a press release (exhibit 99.1) was issued by registrant followed by its quarterly report on Form 10-Q filed the same day.

Exhibit 99.1 is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of registrant under the Securities Act of 1933, as amended. Furthermore, the furnishing of exhibit 99.1 in this current report is not intended to constitute a determination by registrant that the information contained therein is material non-public information or that the dissemination of such information herein is required by Regulation FD.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DOV Pharmaceutical, Inc.



Date: August 18, 2003                  /s/ Arnold Lippa
                                       -----------------------------------
                                       Arnold Lippa
                                       Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1         Earnings press release dated August 14, 2003, issued by registrant